POWER OF ATTORNEY
      The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ Weston W. Marsh	Trustee	April 20, 2011
Weston W. Marsh

POWER OF ATTORNEY
      The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ John E. Neal	Trustee	April 20, 2011
John E. Neal

POWER OF ATTORNEY
      The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ William R. Rybak	Trustee	April 20, 2011
William R. Rybak

POWER OF ATTORNEY
      The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ Stephen B. Timbers	Trustee	April 20, 2011
Stephen B. Timbers

POWER OF ATTORNEY
      The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ David D. Tripple	Trustee	April 20, 2011
David D. Tripple